SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 15, 2003



                              SONOMA VALLEY BANCORP
                              ---------------------
             (Exact name of registrant as specified in its charter)


  California                      000-31929                   68-0454068
  ----------                      ---------                   ----------
(State or other              (Commission File No.)          (I.R.S. Employer
 jurisdiction                                              Identification No.)
of incorporation)



                 202 West Napa Street, Sonoma, California 95476
                 ----------------------------------------------
                    (Address of principal executive offices)

                                 (707) 935-3200
                                 --------------
              (Registrant's telephone number, including area code)



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Item 7. Financial Statements and Exhibits.

         Exhibit No.       Exhibit Description
         -----------       -------------------

         99                Press release announcing second quarter results

Item 9.  Regulation FD Disclosure.

     Sonoma Valley Bancorp announced its results for the second quarter of fiscal year 2003 on the attached press release. This information is being furnished pursuant to Item 12.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SONOMA VALLEY BANCORP,
                                    a California Corporation


Dated:  July 15, 2003               /S/ Mary Quade Dieter
                                    --------------------------------------------
                                    Mary Quade Dieter,
                                    Executive  Vice President,  Chief  Operating
                                    Officer and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)